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                                                                     Exhibit 4.3



WPSC
                     [WHEELING PITTSBURGH CORPORATION LOGO]

                         WHEELING PITTSBURGH CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                    COMMON STOCK
This certificate is transferable                CUSIP 963142 30 2
in Canton, MA, Jersey City, NJ                  SEE REVERSE FOR
and New York City, NY                           CERTAIN DEFINITIONS


THIS IS TO CERTIFY THAT



is the owner of


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01, of

WHEELING-PITTSBURGH CORPOPRATION transferable on the books of the Corporation by the holder hereof, in person or by a duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ James G. Bradley   [seal of Wheeling-Pittsburgh Corporation]   /s/ John W. Testa
PRESIDENT AND CHIEF                                                VICE PRESIDENT,
EXECUTIVE OFFICER                                                  SECRETARY AND TREASURER





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                                      -2-


                         WHEELING-PITTSBURGH CORPORATION

The Corporation is authorized to issue more than one class or series of stock. A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class or series of stock and the qualifications, limitations or restrictions of such preferences and/or rights will be furnished by the Corporation upon written request and without charge.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT-______Custodian_______
TEN ENT - as tenants by the entireties                   (cust)         (Minor)
JT TEN  - as joint tenants with                    under Uniform Gifts to Minors
          right of survivorship and                Act __________________
          not as tenants in common                         (State)

Additional abbreviations may also be used though not in the above list.


For value received,________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE. ____________________________________ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated, _________________________________


                        --------------------------------------------------------
                        NOTICE: (The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alternation or enlargement or any change whatever.)

Signature(s) Guaranteed:


--------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEED MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.